OGDEN CORPORATION - U.S. SUBSIDIARIES LIST

                (See Attachment A for foreign subsidiaries list)

                                                                                  PERCENT     DOMESTIC
COMPANY                                                                         OWNERSHIP       STATE       CO. CODE/E.I.N.
-------                                                                         ---------       -----       ---------------
Ogden Corporation ............................................................................... DE  ..... 13-5549268
 ..Ogden Management Services, Inc. ..................................................  100  ...... DE  ..... 13-2918484
 .....OFS Equity of Babylon, Inc. ...................................................  100  ...... NY  ..... 13-3543094
 .....OFS Equity of Huntington, Inc. ................................................  100  ...... NY  ..... 13-3543092
 ..Ogden Services Corporation .......................................................  100  ...... DE  ..... 141*/ 13-3058273
 .....Ogden Firehole Entertainment Corp .............................................  100  ...... DE  ..... /13-3516164
 .......Ogden Asia Pacific Services, Inc. (See Attachment A for subsidiaries) .......  100  ...... DE  ..... 134/13-3793247
 .......Ogden Central and South America, Inc. (See Attachment A for subsidiaries)....  100  ...... DE  ..... 135/13-3793248
 .......Ogden International Europe Inc. (See Attachment A for subsidiaries) .........  100  ...... DE  ..... 164/13-3688536
 .......Ogden Entertainment, Inc. ...................................................  100  ...... DE  ..... 00l/11-2145117
 ..........Doggie Diner, Inc. .......................................................  100  ...... DE  ..... 003/92-1228666
 ..........The Metropolitan Entertainment Co., Inc. .................................   50  ...... NJ  ..... 22-1968974
 ..........Offshore Food Service, Inc. ..............................................  100  ...... LA  ..... 027/72-0535141
 .............Gulf Coast Catering Company, Inc. .....................................  100  ...... LA  ..... 028/13-3537164
 ..........Ogden American Food Services, Inc. .......................................  100  ...... OH  ..... 008/34-4197320
 ..........Ogden Attractions, Inc. ..................................................  100  ...... DE  ..... /13-3934857
 ..........Ogden Aviation Food Services, Inc. .......................................  100  ...... DE  ..... 080/11-2161743
 .............Ogden Aviation Food Services (ALC), Inc. ..............................  100  ...... NY  ..... 085/11-1619941
 ..........Ogden-Burtco Services, Inc. ..............................................  100  ...... WA  ..... 042/92-0022939
 .............Alpine Food Products, Inc. ............................................  100  ...... WA  ..... 041/91-0760148
 .............Ogden Facility Management of Alaska, Inc. .............................  100  ...... AK  ..... 058/92-0097503
 .........Ogden Entertainment of Florida, Inc. ......................................  100  ...... DF  ..... /13-3877904
 .........Ogden Entertainment of New York, Inc. .....................................  100  ...... NY  ..... 011/13-3428320
 .........Ogden Facility Management Corporation .....................................  100  ...... NY  ..... 098/13-3282969
 .........Ogden Facility Management Corporation of Anaheim ..........................  100  ...... CA  ..... 060/13-3526194
 .........Ogden Facility Management Corporation of Huntington .......................  100  ...... WV  ..... 13-3852104
 .........Ogden Facility Management Corporation of Iowa .............................  100  ...... IA  ..... 007/13-3444248
 .........Ogden Facility Management Corporation of Pensacola ........................  100  ...... FL  ..... 006/13-3245048
 .........Ogden Facility Management Corporation of West Virginia ....................  100  ...... WV  ..... 55-0459949
 .........Ogden Film and Theatre, Inc. ..............................................  100  ...... DE  ..... /13-3934858
 .........Ogden Food Service Corporation ............................................  100  ...... DE  ..... 023/23-0404985
 .............Ogden Confection Corporation ..........................................  100  ...... DE  ..... 039/36-2392940
 .........Ogden Food Service Corporation of Indiana .................................   40  ...... IN  ..... 048/13-2723781
 .........Ogden Food Service Corporation of Kansas ..................................  100  ...... KS  ..... 0032/13-3703705
 .........Ogden Food Service Corporation of Milwaukee ...............................  100  ...... WI  ..... 063/13-2783130
 .........Ogden Food Service Corporation of Texas ...................................  100  ...... TX  ..... 092/74-1310443
 .........Ogden Food Service Corporation of Wisconsin ...............................  100  ...... WI  ..... 056/39-0912345
 .........Ogden Leisure, Inc. .......................................................  100  ...... DE  ..... 54-0848368
 .............Ogden Fairmount, Inc. .................................................  100  ...... DE  ..... 021/37-0912053
 .......Ogden Technology Services Corporation .......................................  100  ...... DE  ..... 54-1267901
 ...........Applied Data Technology, Inc. ...........................................  100  ...... CA  ..... 33-0297326
 ...........InteCAD Corporation .....................................................  100  ...... MD  ..... 52-1314763
 ...........Ogden Range Services, Inc. ..............................................  100  ...... DE  ..... 169/13-3712961
 .............Logistics Operations, Inc. ............................................  100  ...... VA  ..... 164/54-1163284
 ...........Ogden Support Services, Inc. ............................................  100  ...... DE  ..... 165*/13-3688521
 .......Ogden Allied Maintenance Corporation ........................................  100  ...... NY  ..... 010*/13-5565939
 ...........Atlantic Design Company, Inc. ...........................................  100  ...... NY  ..... 086*/l3-2629642
 .............Lenzar Electro-Optics, Inc. ...........................................  100  ...... DE  ..... 175/59-3063752
 ...........Ogden Allied Payroll Services, Inc. .....................................  100  ...... NY  ..... 063*/13-6160158
 ...........Ogden Cisco, Inc. .......................................................  100  ...... DE  ..... 157*/13-3670141
 ...........Ogden Communications, Inc. ..............................................  100  ...... DE  ..... 130/13-3793364

                                                                                  PERCENT     DOMESTIC
COMPANY                                                                         OWNERSHIP       STATE       CO. CODE/E.I.N.
-------                                                                         ---------       -----       ---------------
Ogden Corporation
 ..Ogden Services Corporation                                                                      DE

 ....Ogden Allied Maintenance Corporation (con't) ...................................  100  ...... NY ...... 010*/13-5565939
 .......Ogden Aviation Services, Inc. ...............................................  100  ...... DE ...... 015/13-3846270
 .......Ogden Aviation Distributing Corp ............................................  100  ...... NY ...... 046*/13-l835320
 .......Ogden Aviation Fueling Company, Inc. ........................................  100  ...... DE ...... 0l2*/13-5564521
 .......Ogden Aviation Fueling Company of Atlanta, Inc. .............................  100  ...... GA ...... 129*/13-3054674
 .......Ogden Aviation Fueling Company of Houston, Inc. .............................  100  ...... TX ...... 068*/13-2557861
 .......Ogden Aviation Fueling Company of St. Louis, Inc. ...........................  100  ...... DE ...... 025*/13-5665586
 .......Ogden Aviation Fueling Company of Texas, Inc. ...............................  100  ...... TX ...... 024*/13-566I328
 .......Ogden Aviation Fueling Company of Virginia, Inc. ............................  100  ...... DE ...... 031*/13-1954027
 .......Ogden Aviation Security Services, Inc. ......................................  100  ...... DE ...... 013/13-3876173
 .......Ogden Aviation Service Company of Colorado, Inc. ............................  100  ...... CO ...... 104*/13-2694899
 .......Ogden Aviation Service Company of Hawaii, Inc. ..............................  100  ...... HI ...... 107*/13-2706452
 .......Ogden Aviation Service Company of Kansas City, Inc. .........................  100  ...... MO ...... 118*/13-2942892
 .......Ogden Aviation Service Company of New Jersey, Inc. ..........................  100  ...... NJ ...... 003*/13-5565924
 .......Ogden Aviation Service Company of New York, Inc. ............................  100  ...... NY ...... 007*/13-5565925
 ..........Ogden Ground Services, Inc. ..............................................  100  ...... DE ...... 146*/23-1707864
 .............ARA Sunset Airport Systems, Inc. ......................................  100  ...... CA ...... 152*/95-2959114
 .......Ogden Aviation Service Company of Pennsylvania, Inc. ........................  100  ...... PA ...... 018*/13-2749962
 .......Ogden Aviation Service Company of Texas, Inc. ...............................  100  ...... DE ...... 019*/13-5649342
 .......Ogden Aviation Service Company of Washington, Inc. ..........................  100  ...... DE ...... 011*/13-5581082
 .......Ogden Aviation Service International Corporation ............................  100  ...... NY ...... 006*/13-5565926
 ..........Ogden Aviation, Inc. .....................................................  100  ...... DE ...... 177/133634105
 ..........Ogden Aviation Security Services of Indiana. Inc. ........................  100  ...... IN ...... 163*/13-3606125
 .......Ogden Aviation Terminal Services, Inc. ......................................  100  ...... MA ...... 005*/13-5565923
 .......Ogden New York Ground Services, Inc. ........................................  100  ...... DE ...... 13-3889795
 .......Ogden New York Services, Inc. ...............................................  100  ...... NY ...... 020/13-5623889
 .......Ogden Pipeline Services Corporation .........................................  100  ...... DE ...... l25*/13-2949046
 ..........Ogden Facility Holdings. Inc. ............................................  100  ...... DE ...... 13-3852102
 .......Ogden Facility Services, Inc. ...............................................  100  ...... DE ...... 13-3773192
 ..........Ogden Allied Building & Airport Services Inc. ............................  100  ...... DE ...... 017*/13-56I8372
 ..........Ogden Allied Building Service Corporation ................................  100  ...... DE ...... 121*/13-2928817
 ..........Ogden Allied Maintenance Company of Hawaii, Inc. .........................  100  ...... HI ...... 090*/99-0119711
 ..........Ogden Allied Maintenance Corporation of New England ......................  100  ...... MA ...... 009/04-2453238
 ..........Ogden Allied Maintenance Corporation of Pennsylvania .....................  100  ...... DE ...... 014*/13-5611594
 ..........Ogden Allied Maintenance Corporation of Texas ............................  100  ...... TX ...... 042*/13-1987767
 ..........Ogden Allied Service Agency Corporation ..................................  100  ...... DE ...... 0l6*/13-5616071
 ..........Ogden Allied Window Cleaning Company, Inc. ...............................  100  ...... NY ...... 008*/13-5565941
 ..........Ogden Hawaii Company, Inc. ...............................................  100  ...... HI ...... 062*/99-0086682
 ..........Ogden Industrial Services, Inc. ..........................................  100  ...... DE ...... 143*/13-3330336
 ..........Ogden Plant Maintenance Company, Inc. ....................................  100  ...... NJ ...... 088*/13-2640359
 ..........Ogden Plant Maintenance Company of Missouri ..............................  100  ...... MO ...... 069*/13-2556007
 ..........Ogden Plant Maintenance Company of North Carolina ........................  100  ...... NC ...... 113*/13-2761092
 ....Ogden Resource Recovery Support Services, Inc. .................................  100  ...... DE ...... 149*/13-3560729
 .......Ogden Plant Services of New Jersey, Inc. ....................................  100  ...... NJ ...... 176/13-3597547
 ....Ogden Water Treatment Support Services, Inc. ...................................  100  ...... DE ...... 199*/13-3807441
 ....Ogden Allied Abatement & Decontamination Service, Inc. .........................  100  ...... NY ...... 144*/13-3429112
 ..Ogden Energy Group. Inc. (formerly known as Ogden Projects, Inc.).................  100  ...... DE ...... 13-3213657

(See Attachment B for Ogden Energy Group, Inc. - U.S. and foreign subsidiaries list)

                                                                                 PERCENT      DOMESTIC
COMPANY                                                                         OWNERSHIP       STATE       CO. CODE/E.l.N.
-------                                                                         ---------       -----       ---------------
Ogden Corporation
 ..Ogden Services Corporation                                                                      DE

 ....Ogden Financial Services, Inc. .................................................  100  ...... DE ...... 13-3057250
 ......BDC Liquidating Corp .........................................................  100  ...... DE ...... 13-2757633
 .........Bouldin Development Corp. .................................................  100  ...... CA ...... 94-1695641
 .........Ogden Bulk Systems Company, Inc. ..........................................   90  ...... NY ...... 13-2754960
 ......BiE Leasing Company ..........................................................  100  ...... DE ...... 47-6031366
 ......Greenway Insurance Company of Vermont ........................................  100  ...... VT ...... 13-3167991
 ......International Terminal Operating Co., Inc. ...................................   50  ...... DE ......
 ......OFS Equity of Delaware, Inc. .................................................  100  ...... DE ...... 13-3495890
 .........OFS Equity of Alexandria/Arlington, Inc. ..................................  100  ...... VA ...... 13-3495889
 .........OFS Equity of Indianapolis, Inc. ..........................................  100  ...... IN ...... 13-3495887
 .........OFS Equity of Stanislaus, Inc. ............................................  100  ...... CA ...... 13-3495880
 ......Ogden Allied Financial Services Corporation ..................................  100  ...... DE ...... 13-3179226
 .........Ogden Allied Maintenance Securities, Inc. .................................  100  ...... DE ...... 004*/51-0102045
 .............Denver Fuel Facilities Corporation ....................................  100  ...... CO ...... 105*/13-2694896
 .............Kansas City International Fueling Facilities Corporation...............  100  ...... MO ...... 080*/13-2604290
 .............LaGuardia Fuel Facilities Corporation .................................  100  ...... NY ...... 100*/13-2660143
 .............Lambert Field Fueling Facilities Corporation ..........................  100  ...... DE ...... 057*/13-6116279
 .............Love Field Fueling Facilities Corporation .............................  100  ...... TX ...... 058*/13-6116341
 .............Newark Automotive Fuel Facilities Corporation .........................  100  ...... NJ ...... 114*/13-2806865
 .............Philadelphia Fuel Facilities Corporation ..............................  100  ...... PA ...... 097*/13-2671427
 ..Rototest Laboratories, Inc. ......................................................   91  ...... CA ...... 95-1878684

* For payroll/personnel, add 200 to codes of Maintenance companies only.

                                  ATTACHMENT A
                  OGDEN CORPORATION - FOREIGN SUBSIDIARIES LIST

                                                                                PERCENT       DOMESTIC            CO.
COMPANY                                                                         OWNERSHIP     COUNTRY             CODE
-------                                                                         ---------     --------            ----
Ogden Corporation ............................................................................... DE/U.S.A.
 ..Ogden Services Corporation .......................................................  100  ...... DE/U.S.A........141
 .....Ogden Aviation Services Limited ...............................................  100  ...... U.K. ...........186
 ........Ogden Aviation Engineering Limited .........................................  100  ...... U.K. ...........188
 ........Ogden Entertainment Services (UK) Ltd. .....................................  100  ...... U.K. ...........015
 ...........Ogden Ice Hockey Limited ................................................  100  ...... U.K.
 ........Ogden SkyCare Cargo Limited ................................................  100  ...... U.K.
 ...........SkyCare Limited .........................................................  100  ...... U.K.
 ...........Air Cargo Enterprises Limited ...........................................   50  ...... U.K.
 .....Ogden Asia Pacific Services, Inc. .............................................  100  ...... DE/U.S.A.
 ........IEA of Japan Company Ltd. ..................................................   50  ...... Japan
 ........HO/Ogden Investimentos e Transportes, Limitada .............................   51  ...... Macau
 ........Ogden Aviation (Hong Kong) Limited .........................................  100  ...... Hong Kong
 ........Ogden Aviation Services (NZ) Limited .......................................  100  ...... New Zealand.....156
 ........Ogden International Facilities Corporation (Asia Pacific) Pty Ltd. .........  100  ...... Australia.......172
 ........Ogden International Facilities Corporation (Australia) Pty Ltd. ............   50  ...... Australia
 ...........International Facilities Corporation (Cairns) Pty Ltd. ..................  100  ...... Australia
 ...........International Facilities Corporation (NZ) Pty Ltd. ......................  100  ...... New Zealand.....156
 ...........International Facility Corporation (Newcastle) Ltd. .....................  100
 ...........International Facility Corporation (Hong Kong) Pty Ltd. .................    *  ...... Hong Kong
 ............. * Boscastle Ltd and Coverack Ltd are shareholders due to residency requirements.
 .....Ogden Central and South America, Inc. .........................................  100  ...... DE/U.S.A.
 ........Americana Entertainment N.V. ...............................................   80  ...... Aruba
 ........Ogden Argentina, S.A. ......................................................  100  ...... Argentina
 .........Ogden Aviation Services (Chile) Ltda. .....................................   99  ...... Chile...........158
 ..............(1% held by Ogden Asia Pacific Services Inc.)
 ...........Aviation Services Leader S.A. ...........................................   80  ...... Chile...........185
 ........Ogden Aviation Services Dominicana, S.A ....................................   99  ...... Dominican Rep.
 ........Ogden Aviation Services (Panama) Corp ......................................   85  ...... Panama..........171
 ...........Ogden Ground Services of Panama Corp. ...................................   75  ...... Panama
 ........Ogden Aviation Services (Venezuela), S.A ...................................  100  ...... Venezuela.......168
 ...........Ogden Ground Services Caracas, C.A. .....................................  100  ...... Venezuela.......182
 ........Ogden do Brazil Participacoes S/C Ltda .....................................  100  ...... Brazil..........174
 ...........Ogden Hellen's International Ltda .......................................   60  ...... Brazil..........181
 ...........Ogden - Servicos de Atendimento Aeroterrestre Ltda. ("SERVAIR") .........  100  ...... Brazil
 ...........Ogden Alimentos Comercio e Servicoes Ltda ...............................  100  ...... Brazil
 ........Ogden Ground Services, Inc. (St. Thomas) ...................................  100  ...... Virgin Islands..155
 ........Ogden, S. de R.L. de C.V. ..................................................   66.67..... Mexico
 ........Ogden Servair Servicios Aeroportuarios, S.A ................................   50  ...... Mexico..........184
 ........Servicios Especializados Para La Industria
 ...........del Transporte, S.A. de C.V. ("SEITSA") .................................   94.9...... Mexico..........150
 ........Ogden SEITSA Leasing. S.A. de C.V. .........................................   94.9...... Mexico..........183
 ........Ogden Saint Maarten Ground Services NV .....................................  100  ...... Netherlands.....
 ........Ogden & Talma Aviation Services of Peru S.A. ...............................   54  ...... Peru............178

                                                                                PERCENT       DOMESTIC            CO.
COMPANY                                                                         OWNERSHIP     COUNTRY             CODE
-------                                                                         ---------     --------            ----
Ogden Corporation ............................................................................... DE/U.S.A.
 .. Ogden Services Corporation (cont'd) .............................................  100  ...... DE/U.S.A .......141
 ......Ogden International Europe Inc. ..............................................  100  ...... DE/U.S.A .......164
 ........ Ogden Atlantic Design (Europe) Limited ....................................  100  ...... Ireland
 ........ Ogden Holdings B.V. .......................................................  100  ...... Netherlands ....166
 ............Compania General de Sondeos CGS, S.A. ..................................  100  ...... Spain ..........191
 ............Czech-Ogden Airhandling s.r.o ..........................................   50  ...... Czech ..........162
 ............KCL Ogden Aviation Services (Private) Limit ............................    0  ...... Pakistan
 ............Ogden Aviation (Schiphol) B.V. .........................................  100  ...... Netherlands ....161
 .............. Ogden Cargo B.V. ....................................................  100  ...... Netherlands
 ............Ogden Aviation Spain S.A. ..............................................  100  ...... Spain ..........159
 .............. Ogden Aviation Services, S.A. .......................................  100  ...... Spain (Canary Islands)
 ............Ogden Entertainment Services Portugal, S.A. ............................  100  ...... Portugal .......160
 ............Ogden Entertainment Services Spain. S.A. ...............................  100  ...... Spain
 ............Ogden Power Agua y Energia Torte Pacheco, S.A. .........................   83.3...... Spain
 ............Parque Isla Magica, S.A. ...............................................   26.48..... Spain
 ............Sezai Turkes Feyzi Akkaya Ogden Hizmet Ve Isletmecilik A.S. ............
 .............. ("STFA Ogden Maintenance and Service Co.") ..........................   50........ Turkey
 ............Ogden Holdings (Deutschland) GmbH ......................................  100  ...... Germany ........192
 .............. Ogden Allied Services GmbH ..........................................  100  ...... Germany ........138
 .............. Ogden Aviation Services GmbH & Co. KG ...............................  100  ...... Germany ........193
 .............. Ogden Entertainment (Oberhausen) GmbH ...............................  100  ...... Germany ........194
 .............. Ogden Tegel Verwaltungs GmbH (formerly DAN AIR Services GmbH) .......  100  ...... Germany ........195
 ..................Tegel Aircraft Handling GmbH .....................................  100  ...... Germany ........196
 .............. Verwaltung Ogden Aviation Services GmbH .............................  100  ...... Germany ........197
 ......Ogden Entertainment, Inc. ....................................................  100  ...... DE/U.S.A.
 ........ Ogden Entertainment of Cape Town (Proprietary) Limited ....................   80  ...... Rep. of South Africa
 ........ Ogden Entertainment Services (Canada) Inc. -
 ........ Services de Divertissements Ogden (Canada) Inc. ...........................  100  ...... Canada .........012
 ............Fortier Associates International, Inc. .................................  100  ...... Canada
 ............The Ogden Northmount Evergreen Group Limited ...........................  100  ...... Canada
 ............Ogden Palladium Services (Canada) Inc. .................................  100  ...... Canada
 ........ Ogden Entertainment Services de Mexico, S.A. de C.V. ......................  100  ...... Mexico
 ........ Servicios de Alimentos Bebidas Especializados, S.A. de C.V. ...............  100  ...... Mexico
 ......Ogden Allied Maintenance Corporation .........................................  100  ...... NY/U.S.A.
 ........ Allied Aviation Service Company of Newfoundland, Ltd. .....................  100  ...... Canada .........022
 ........ Atlantic Design Company, Inc. .............................................  100  ...... NY/U.S.A.
 ............Datacom de Mexico, S.A. de C.V. ........................................  100  ...... Mexico
 ........ Ogden Aviation Services, Inc. .............................................  100  ...... DE/U.S.A.
 ............Ogden Aviation Service Company of New York, Inc. .......................  100  ...... NY/U.S.A. .......007
 .............. Ogden Ground Services, Inc. .........................................  100  ...... DE/U.S.A. ......146
 ..................Ogden/Air Aruba Ground Services N.V. .............................   49  ...... Aruba
 ........ Ogden Facility Holdings, Inc. .............................................  100  ...... BE/U.S.A.
 ............Ogden Facility Services, Inc. ..........................................  100  ...... DIE/U.S.A.
 .............. Ogden Servicios de Seguridad, S.A. ..................................  100  ...... Costa Rica
 .............. Ogden Agencia de Seguridad, S.A. ....................................  100  ...... Panama
 ........ Ogden Services of Canada Inc. .............................................  100  ...... Canada .........054
 ............Cafas Inc. .............................................................  100  ...... Canada .........028
 .............. Airconsol Aviation Services Ltd. ....................................
               Les Services D'Aviation Airconsol - Limitee .........................  100  ...... Canada .........115
 ..................Ogden Ground Services (Canada) Ltd. ..............................  100  ...... Canada
 .................... Aircraft Services Limited .....................................  100  ...... Canada .........189
 ............Consolidated Aviation Fueling of Toronto Limited .......................  100  ...... Ontario ........052
 ............Consolidated Aviation Services of Alberta Limited ......................  100  ...... Canada .........119
 ............Ogden Allied Security Services Inc. - Services de Securite Ogden
              Allied Inc. ..........................................................  100  ...... Canada .........190
 ............Ogden Allied Services Inc. - Services Ogden Allied Inc. ................  100  ...... Canada .........029

          OGDEN ENERGY GROUP. INC. - U.S. AND FOREIGN SUBSIDIARIES LIST

                                                                                              PLACE
                                                                                  % OF          OF
COMPANY                                                                         OWNERSHIP     INCORP.              FED. I.D. NOS
-------                                                                         ---------     -------              -------------
Ogden Energy Group, Inc. ...........................................................  100  ...... Delaware ....... PENDING
 .. Ogden Projects, Inc. ............................................................  100  ...... Delaware ....... 13-3213657
 ......Ogden Energy, Inc. ...........................................................  100  ...... Delaware ....... 22-3405522
 ........ Ogden Philippines Operating, Inc. .........................................  100  ...... Cayman Islands       NA
 ........ Ogden Power Corporation ...................................................  100  ...... Delaware ....... 54-1732981
 ............Geothermal, Inc. .......................................................  100  ...... Virginia ....... 54-1504703
 ............Imperial Power Services, Inc. ..........................................  100  ...... California ..... 95-3677245
 ............New Martinsville Hydro-Operations Corporation ..........................  100  ...... West Virginia .. 31-1275468
 ............Ogden Brandywine Operations, Inc. ......................................  100  ...... Delaware ....... 54-1740297
 ............Ogden Geothermal Operations, Inc. ......................................  100  ...... Delaware ....... 54-1607228
 ............Ogden Hydro Operations, Inc. ...........................................  100  ...... Tennessee ...... 52-1661862
 ............Ogden Oil & Gas, Inc. ..................................................  100  ...... Delaware ....... 54-1734589
 ............Ogden Power Equity Corporation .........................................  100  ...... Delaware ....... 54-1504746
 .............. Catalyst New Martinsville Hydroelectric Corporation .................  100  ...... Delaware ....... 13-3372123
 .............. ERC Energy, Inc. ....................................................  100  ...... Delaware ....... 54-1523295
 .............. Ogden Heber Field Energy, Inc. ......................................  100  ...... Delaware ....... 54-1611569
 .............. Ogden Hydro Energy, Inc. ............................................  100  ...... Delaware ....... 54-1606911
 ............Ogden Power International Holdings, Inc. ...............................  100  ...... Delaware ....... 54-1742808
 ..............Edison Bataan Cogeneration Corporation ...............................  100  ...... Philippine .....     NA
 ..............Hidro Operaciones Don Pedro S.A. .....................................  100  ...... Costa Rica .....     NA
 ..............Island Power Corporation .............................................   40******.. Philipppine ....     NA
 ..............Ogden Energy India Investments Ltd ...................................  100  ...... Mauritius ......     NA
 ..............OPI Quezon, Inc. .....................................................  100  ...... Delaware ....... 13-3670144
 ................ Ogden Power Development - Cayman, Inc. ............................  100  ...... Cayman Islands..     NA
                 (formerly Ogden Quezon Power, Inc.- old dvlpmnt. co.)..............
 ....................Quezon Power, Inc. (new dvlpmnt co.) ...........................39.01***..... Cayman Islands .     NA
 ..............Ogden Power Development, Inc. ........................................  100  ...... Delaware ....... 13-3662254
 ................ Ogden Power Development of Bolivia, Inc. ..........................  100  ...... Delaware ....... 13-3852464
 ................ OPDB, Ltd. ........................................................  100  ...... Cayman Islands..     NA
 ................ Ogden Power Development of Peru, Inc. .............................  100  ...... Delaware ....... PENDING
 ............Ogden Rosemary Operations, Inc. ........................................  100  ...... Delaware ....... 22-3433655
 ............Ogden SIGC Energy, Inc. ................................................  100  ...... Delaware ....... 54-1742810
 .............. AMOR 14 Corporation .................................................  100  ...... Delaware ....... 88-0243401
 ............Ogden SIGC Energy II, Inc. .............................................  100  ...... California ..... 54-1742553
 ............Ogden SIGC Geothermal Operations, Inc. .................................  100  ...... California ..... 54-1645557
 ........ Ogden Energy Resource Corp ................................................  100  ...... Delaware ....... 63-0837475
 ........ Ogden Environmental and Energy Services Co., Inc. .........................  100  ...... Delaware ....... 52-1594168
 ............Analytical Technologies, Inc. ..........................................  100  ...... Delaware ....... 95-3705905
 ..............G A Technical Services, Inc. .........................................  100  ...... Tennesse ....... 62-1238177
 ............Multiple Dynamics Corporation ..........................................  100  ...... Michigan ....... 38-2278155
 ............Ogden Environmental and Energy Services Co., Inc. of Ohio ..............  100  ...... Ohio ........... 31-1357919
 ............Ogden Environmental and Engineering Services Co., Inc. .................  100  ...... North Carolina.. 56-0840101
 ............Ogden Environmental Federal Systems Co., Inc. ..........................  100  ...... Delaware........ 54-1694984
              (formerly Ogden Environmental Services Alaska Co., Inc.)
 ............Ogden Remediation Services Co., Inc. ...................................  100  ...... Florida ........ 59-2661991


Page 1  OEG foreign subsidiaries are highlighted in bold.

                                                                                              PLACE
                                                                                  % OF          OF
COMPANY                                                                         OWNERSHIP     INCORP.              FED. I.D. NOS
-------                                                                         ---------     -------              -------------
Ogden Energy Group, Inc. (cont.)
   Ogden Projects, Inc. (cont.)

 .. Ogden Environmental and Energy Services Co., Inc. (cont.)........................
 ......Ogden umwelt und energie systeme GmbH ........................................  100  ....... Germany........     NA
 ........ IEAL energie & umwelt consult, GmbH .......................................  100  ....... Germany........     NA
 ......Olmec Insurance, Ltd. ........................................................  100  ....... Bermuda........     NA
 .. Ogden Waste to Energy, Inc. .....................................................  100  ....... Delaware....... 13-3871973
 ......Ogden Martin Systems, Inc. ...................................................  100  ....... Delaware....... 13-3162629
 ........ Ogden Engineering Services, Inc. ..........................................  100  ....... New Jersey..... 13-3284896
 ........ Ogden Marion Land Corp ....................................................  100  ....... Oregon......... 13-3369730
 ........ Ogden Martin Systems, Ltd. ................................................  100  ....... Ontario .......     NA
 ............Ogden Martin Systems of Nova Scotia, Ltd. ..............................  100  ....... Nova Scotia....     NA
 ........ Ogden Martin Systems of Alexandria/Arlington, Inc. ........................  100  ....... Virginia ...... 58-1594213
 ........ OMS Equity of Alexandria/Arlington, Inc. ..................................  100  ....... Virginia ...... 13-3389573
 ........ Ogden Martin Systems of Babylon, Inc. .....................................  100  ....... New York ...... 13-3246689
 ........ Ogden Martin Systems of Bristol, Inc. .....................................  100  ....... Connecticut.... 13-3246723
 ........ Ogden Martin Systems of Clark, Inc. .......................................  100  ....... Ohio........... 11-3140377
 ........ OMSC One, Inc. ............................................................  100  ....... Delaware....... 13-3690804
 ........ OMSC Two, Inc. ............................................................  100  ....... Delaware....... 13-3690801
 ........ OMSC Three, Inc. ..........................................................  100  ....... Delaware....... 13-3690806
 ........ OMSC Four, Inc. ...........................................................  100  ....... Delaware....... 13-3690807
 ........ Ogden Martin Systems of Fairfax, Inc. .....................................  100  ....... Virginia....... 13-3410434
 ........ Ogden Martin Systems of Haverhill, Inc. ...................................  100  ....... Massachusetts.. 13-3375647
 ............Haverhill Power, Inc. ..................................................  100  ....... Massachusetts.. 04-2908628
 ............LMI, Inc. ..............................................................  100  ....... Massachusetts.. 04-2943947
 ............Ogden Omega Lease, Inc. ................................................  100  ....... Delaware....... 13-3028120
 ........ Ogden Haverhill Properties, Inc. ..........................................  100  ....... Massachusetts.. 13-338~l30
 ........ Ogden Martin Systems of Hillsborough, Inc. ................................  100  ....... Florida........ 13-3228206
 ........ Ogden Martin Systems of Huntington, Inc. ..................................  100  ....... New York....... 13-3394817
 ........ Ogden Martin Systems of Huntington Resource
 ............Recovery One Corp ......................................................  100  ....... Delaware....... 06-1260495
 ........ Ogden Martin Systems of Huntington
 ............Resource Recovery Two Corp. ............................................  100  ....... Delaware....... 06-1260497
 ........ Ogden Martin Systems of Huntington
 ............Resource Recovery Three Corp. ..........................................  100  ....... Delaware....... 06-1260498
 ........ Ogden Martin Systems of Huntington
 ............Resource Recovery Four Corp. ...........................................  100  ....... Delaware....... 06-1260489
 ........ Ogden Martin Systems of Huntington
 ............Resource Recovery Five Corp. ...........................................  100  ....... Delaware....... 06-1260492
 ........ Ogden Martin Systems of Huntington
 ............Resource Recovery Six Corp. ............................................  100  ....... Delaware....... 13-3629151


Page 2    OEG foreign subsidiaries are highlighted in bold.

                                                                                              PLACE
                                                                                  % OF          OF
COMPANY                                                                         OWNERSHIP     INCORP.              FED. I.D. NOS
-------                                                                         ---------     -------              -------------
Ogden Energy Group, Inc. (cont.)
   Ogden Projects, Inc. (cont.)

 .. Ogden Waste to Energy, Inc. (con't)
 ......Ogden Martin Systems, Inc. (con't)
 ........ Ogden Martin Systems of Huntington
 ............Resource Recovery Seven Corp ...........................................  100  ....... Delaware....... 13-3631168
 ........ Ogden Martin Systems of Huntsville, Inc. ..................................  100  ....... Alabama........ 13-3456026
 ........ Ogden Martin Systems of Indianapolis, Inc. ................................  100  ....... Indiana........ 35-1621833
 ........ Ogden Martin Systems of Kent, Inc. ........................................  100  ....... Michigan....... 13-3369158
 ........ NRG/Recovery Group, Inc. ..................................................  100  ....... Florida........ 13-3482491
            (formerly Ogden Martin Systems of Lake, Inc.)
 ........ Ogden Martin Systems of Lancaster, Inc. ...................................  100  ....... Pennsylvania... 13-3408215
 ........ Ogden Martin Systems of Lawrence, Inc. ....................................  100  ....... Massachusetts.. 13-3714674
 ........ Ogden Martin Systems of Lee, Inc. .........................................  100  ....... Florida........ 13-3557826
 ........ Ogden Martin Systems of Long Island, Inc. .................................  100  ....... Delaware....... 11-3081090
 ........ Ogden Martin Systems of Marion, Inc. ......................................  100  ....... Oregon......... 91-1246805
 ........ Ogden Martin Systems of Mercer, Inc. ......................................  100  ....... New Jersey..... 13-3431734
 ........ Ogden Martin Systems of Montgomery, Inc. ..................................  100  ....... Maryland....... 13-3547268
 ........ Ogden Martin Systems of Onondaga, Inc. ....................................  100  ....... New York....... 13-3528458
 ........ Ogden Martin Systems of Onondaga Two Corp .................................  100  ....... Delaware....... 13-3690841
 ........ Ogden Martin Systems of Onondaga Three Corn ...............................  100  ....... Delaware....... 13-3690843
 ........ Ogden Martin Systems of Onondaga Four Corp ................................  100  ....... Delaware....... 13-3690838
 ........ Ogden Martin Systems of Onondaga Five Corp ................................  100  ....... Delaware....... 13-3684127
 ........ OMS Onondaga Operations, Inc. .............................................  100  ....... Delaware....... 13-3714674
 ........ Ogden Martin Systems of Pasco, Inc. .......................................  100  ....... Florida........ 13-3447536
 ........ Ogden Martin Systems of San Bernardino, Inc. ..............................  100  ....... California..... 13-3397879
 ........ Ogden Martin Systems of Stanislaus, Inc. ..................................  100  ....... California..... 13-3315310
 ........ OMS Equity of Stanislaus, Inc. ............................................  100  ....... California..... 13-3436232
 ........ Ogden Martin Systems of Tulsa, Inc. .......................................  100  ....... Oklahoma....... 13-3203172
 ........ Ogden Martin Systems of Union, Inc. .......................................  100  ....... New Jersey..... 13-3323867
 ......OPI Carmona Limited ..........................................................  100  ....... Cayman Islands.     NA
 ......OPI Carmona One Limited ......................................................  100  ....... Cayman Islands.     NA
 .. Ogden Projects Americas, Inc. ...................................................  100  ....... Delaware....... 13-3795624
 .. Ogden Projects Asia Pacific Limited .............................................  100* ....... Hong Kong......     NA
 .. Ogden Projects Holdings, Inc. ...................................................  100  ....... Delaware....... 13-3640508
 ......Ogden Projects (U.K.) Limited ................................................  100  ....... U.K. ..........     NA
 ........ Ogden Projects (Birmingham) Limited .......................................  100  ....... U.K. ..........     NA
 .. Ogden Projects of Haverhill, Inc. ...............................................  100  ....... Massachusetts.. 13-3522006
 .. Ogden Wallingford Associates, Inc. ..............................................  100  ....... Connecticut.... 13-3494166
 .. Ogden Waste Treatment Services, Inc. ............................................  100  ....... Delaware....... 13-3362679
 ......Ogden Environmental Services of Houston, Inc. ................................  100  ....... Texas.......... 13-3586015
 ......Stockton Soil Treatment Facility, Inc. .......................................  100  ....... California..... 13-3610053


Page 3  OEG foreign subsidiaries are highlighted in bold.

                                                                                              PLACE
                                                                                  % OF          OF
COMPANY                                                                         OWNERSHIP     INCORP.              FED. I.D. NOS
-------                                                                         ---------     -------              -------------
Ogden Energy Group Inc. (cont.)
 ..Ogden Projects Inc. (cont.)
 .... Ogden Waste Treatment Services USA, Inc. ......................................  100  ....... Delaware....... PENDING
 .... Ogden Water Holdings, Inc. ....................................................  100  ....... Delaware....... 13-3779130
 ........Ogden Water Systems, Inc. ..................................................  100  ....... Delaware....... 13-3756577
 .......... Ogden Yorkshire Acquisition. Inc. .......................................   55**....... Delaware....... 13-3806665
 ..............Cunningham Environmental Support, Inc. ...............................   55***...... New York....... 16-1386872
 .......... Ogden Yorkshire Water of Bessemer, Inc. .................................  100  ....... Delaware....... 22-3405521
 .......... Ogden Yorkshire Water of Canada, Ltd ....................................   55  ....... Ontario........     NA
 .......... Ogden Yorkshire Water of Taunton, Inc. ..................................  100  ....... Massachusetts . 22-3481731
 .... Ogden Water Systems of Canada, Ltd ............................................  100  ....... Ontario........     NA
 .......... (formerly Ogden Projects of Hamilton, Ltd.)
 .... OPW Associates, Inc. ..........................................................  100  ....... Connecticut.... 13-3487064
 .... OPWH, Inc. ....................................................................  100  ....... Delaware....... 13-3592054
 .... Projects Ogden Quebec Inc. ....................................................  100  ....... Quebec............. NA
 .... RRS Holdings Inc. .............................................................  100  ....... Delaware....... 13-3697005
 ...... Michigan Waste Energy, Inc. .................................................  100  ....... Delaware....... 06-1331600
 ...... Oahu Waste Energy Recovery, Inc. ............................................  100  ....... California..... 95-2638052
 ...... Ogden Projects of Hawaii, Inc. ..............................................  100  ....... Hawaii......... 99-0230284
 ...... Resource Recovery Systems of Connecticut, Inc. ..............................  100  ....... Connecticut.... 13-3696927
 .... Yorkshire USA, Inc. ...........................................................  100*****.... Delaware....... ????????????

* Ogden Projects Asia Pacific Limited's stock is owned 50% by Ogden Projects, Inc. and 50% by Ogden Power Development, Inc.

** 100% of the stock of both Ogden Yorkshire Acquisition, Inc. and Ogden Yorkshire Water of Canada, Ltd. is actually owned directly by Ogden Yorkshire Water Company, a Delaware general partnership, of which Ogden Water Systems, Inc. and Yorkshire USA, Inc. (a Delaware corporation not owned by Ogden) are both General Partners, with Ogden Water Systems, Inc. owning 55% of the partnership interest and Yorkshire USA, Inc. owning 45% of the partnership interest.

*** 100% of the stock of Cunningham Environmental Support, Inc. is owned by Ogden Yorkshire Acquisition, Inc., but Ogden Corporation indirectly owns only a 55% interest in Ogden Yorkshire Acquisition, Inc., and thus, only owns a 55% interest in Cunningham Environmental Support, Inc.

****Quezon Power, Inc (new development company) is owned 39.01%, by Ogden Power Development - Cayman, Inc., 1.30% by PMR Power, Inc. and 59.69% by Quezon Generating Company, Ltd.

*****Yorkshire USA, Inc. was acquired by Ogden Projects, Inc. when Yorkshire Water terminated its involvement as a direct participant in the Venture.

******40% of the stock of Island Power Corporation is owned by Ogden Power International Holdings, Inc. and 60% is owned by various stockholders.


Page 4        OEG foreign subsidiaries are highlighted in bold.